                                                             EXHIBIT (16)(a)(ii)

                             TAX FREE HIGH INCOME


                             CALCULATION OF YIELD

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a - b      6
                      YIELD (y) = 2[(------- + 1)   - 1]
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


         Class A            Class B             Class C
       -----------        -----------         -----------
       a =  3,658,251     a =  1,175,525      a =   191,984
       b =    538,619     b =    321,670      b =    53,043
       c = 47,460,529     c = 15,248,695      c = 2,490,063
       d =      15.59     d =      14.84      d =     14.84
       y =       5.11     y =       4.57      y =      4.56

                         TAX FREE HIGH TOTAL RETURNS
                          TAX FREE HIGH INCOME FUND
                      CALCULATION OF DISTRIBUTION RATE
                       PERIOD ENDED DECEMBER 31, 1997



                       Current Annual Income Per Share
                       -------------------------------
                           Current Offering Price



Class A Shares


                                     $ .876
                                     ------
                                     $15.59             = 5.62%



Class B Shares


                                     $ .764
                                     ------
                                     $14.84             = 5.15%



Class C Shares


                                     $ .764
                                     ------
                                     $14.84             = 5.15%

                       TAX FREE HIGH INCOME FUND
                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                   SEC Yield
                                  ------------
                                  1 - Tax Rate

Class A Shares

                                     5.11%
                                     -----
                                     1-36%              = 7.98%


Class B Shares

                                     4.57%
                                     -----
                                     1-36%              = 7.14%

Class C Shares

                                     4.56%
                                     -----
                                     1-36%              = 7.13%



             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                               Distribution Rate
                               -----------------
                                  1 - Tax Rate

Class A Shares
                                     5.62%
                                     -----
                                     1-36%              = 8.78%


Class B Shares

                                     5.15%
                                     -----
                                     1-36%              = 8.05%

Class C Shares

                                     5.15%
                                     -----
                                     1-36%              = 8.05%

                 TAX FREE HIGH INCOME FUND - CLASS A SHARES


      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997



                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,038.87   =    ERV
          One year period ended 12/31/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 3.89%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,090.52   =    ERV
          One year period ended 12/31/97                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 9.05%  =    T




          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997



                                                          n
          Formula                                   P(1+T)   =    ERV
          Including Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,364.02   =    ERV
          Five years ended 12/31/97                      5   =    n

          TOTAL RETURN FOR THE PERIOD                 6.41%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,431.66   =    ERV
          Five years ended 12/31/97                      5   =    n

          TOTAL RETURN FOR THE PERIOD                 7.44%  =    T


                   TAX FREE HIGH INCOME FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997



                                                          n
          Formula                                   P(1+T)   =    ERV
          Including Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,856.22   =    ERV
          Ten years ended 12/31/97                      10   =    n

          TOTAL RETURN FOR THE PERIOD                 6.38%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,948.48   =    ERV
          Ten years ended 12/31/97                      10   =    n

          TOTAL RETURN FOR THE PERIOD                 6.90%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,515.28   =    ERV
          Inception through 12/31/97                 12.51   =    n

          TOTAL RETURN FOR THE PERIOD                 7.65%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $   14.84
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $2,640.47   =    ERV
          Inception through 12/31/97                 12.51   =    n

          TOTAL RETURN FOR THE PERIOD                 8.07%  =    T


                   TAX FREE HIGH INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997


     Formula                             ERV - P
                                         -------
                                            P            =     T

     Including Payment of the Sales Charge
     Net Asset Value                                  $   14.84
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $2,515.28   =    ERV

     TOTAL RETURN FOR THE PERIOD                         151.53%  =    T


     Excluding Payment of the Sales Charge
     Net Asset Value                                  $   14.84
     Initial Investment                               $1,000.00   =    P
     Ending Redeemable Value                          $2,640.47   =    ERV

     TOTAL RETURN FOR THE PERIOD                         164.05%  = T



                   TAX FREE HIGH INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $   14.84
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,042.27   =    ERV
              One year period ended 12/31/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          4.23%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $   14.84
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,082.27   =    ERV
              One year period ended 12/31/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          8.23%  =    T




          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                                      n
              Formula                           P(1+T)   =    ERV


              Including Payment of the CDSC
              Net Asset Value                $   14.84
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,316.21   =    ERV
              Inception through 12/31/97          4.67   =    n

              TOTAL RETURN FOR THE PERIOD         6.06%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                $   14.84
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,331.21   =    ERV
              Inception through 12/31/97          4.67   =    n

              TOTAL RETURN FOR THE PERIOD         6.32%  =    T

                   TAX FREE HIGH INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997


         Formula                     ERV - P
                                     -------
                                        P            =     T

         Including Payment of the CDSC
         Net Asset Value                          $   14.84
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,316.21   =    ERV

         TOTAL RETURN FOR THE PERIOD                  31.62%  =    T


         Excluding Payment of the CDSC
         Net Asset Value                          $   14.84
         Initial Investment                       $1,000.00   =    P
         Ending Redeemable Value                  $1,331.21   =    ERV

         TOTAL RETURN FOR THE PERIOD                  33.12%  =    T


                   TAX FREE HIGH INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $   14.84
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,072.27   =    ERV
              One year period ended 12/31/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          7.23%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $   14.84
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,082.27   =    ERV
              One year period ended 12/31/97          1   =    n

              TOTAL RETURN FOR THE PERIOD          8.23%  =    T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



                                                      n
              Formula                           P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                $   14.84
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,275.25   =    ERV
              Inception through 12/31/97          4.39   =    n

              TOTAL RETURN FOR THE PERIOD         5.69%  =    T

              Excluding Payment of the CDSC
              Net Asset Value                $   14.84
              Initial Investment             $1,000.00   =    P
              Ending Redeemable Value        $1,275.25   =    ERV
              Inception through 12/31/97          4.39   =    n

              TOTAL RETURN FOR THE PERIOD         5.69%  =    T